APPENDIX A
                                      TO
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                         BROWN BROTHERS HARRIMAN & CO.
                                      AND
                  EACH OF THE MANAGEMENT INVESTMENT COMPANIES
                        LISTED ON APPENDIX "A" THERETO

                         Dated as of December 1, 2012

The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                               PIONEER BOND FUND
                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                         PIONEER EMERGING MARKETS FUND
                          PIONEER EQUITY INCOME FUND
                        PIONEER EQUITY OPPORTUNITY FUND
                          PIONEER FLOATING RATE TRUST
                                 PIONEER FUND
                           PIONEER HIGH INCOME TRUST
                            PIONEER HIGH YIELD FUND

       PIONEER IBBOTSON ALLOCATION SERIES, a series trust consisting of:
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                 PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND
                           PIONEER INDEPENDENCE FUND
                          PIONEER MID CAP VALUE FUND
           PIONEER MONEY MARKET TRUST, a series trust consisting of:
                          PIONEER CASH RESERVES FUND
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          PIONEER REAL ESTATE SHARES
                             PIONEER RESEARCH FUND
             PIONEER SERIES TRUST I, a series trust consisting of:
                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                      PIONEER SELECT MID CAP GROWTH FUND

            PIONEER SERIES TRUST II, a series trust consisting of:
                        PIONEER AMT-FREE MUNICIPAL FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
            PIONEER SERIES TRUST III, a series trust consisting of:
                        PIONEER FUNDAMENTAL VALUE FUND
            PIONEER SERIES TRUST IV, a series trust consisting of:
                         PIONEER CLASSIC BALANCED FUND
                        PIONEER GOVERNMENT INCOME FUND

                        PIONEER MULTI-ASSET INCOME FUND
             PIONEER SERIES TRUST V, a series trust consisting of:
                          PIONEER GLOBAL EQUITY FUND
                      PIONEER HIGH INCOME MUNICIPAL FUND
                        PIONEER DISCIPLINED GROWTH FUND
                        PIONEER DISCIPLINED VALUE FUND

            PIONEER SERIES TRUST VI, a series trust consisting of:
                          PIONEER FLOATING RATE FUND
                     PIONEER MULTI-ASSET REAL RETURN FUND
                       PIONEER CAYMAN COMMODITY FUND LTD
      (a wholly-owned subsidiary of Pioneer Multi-Asset Real Return Fund)
            PIONEER SERIES TRUST VII, a series trust consisting of:
                      PIONEER GLOBAL AGGREGATE BOND FUND
                        PIONEER GLOBAL HIGH YIELD FUND
	      PIONEER EMERGING MARKETS LOCAL CURRENCY DEBT FUND

              PIONEER SERIES TRUST VIII, a series consisting of:
                       PIONEER INTERNATIONAL VALUE FUND
             PIONEER SERIES TRUST X, a series trust consisting of:
                      PIONEER ABSOLUTE RETURN CREDIT FUND
                        PIONEER FUNDAMENTAL GROWTH FUND
                  PIONEER MULTI-ASSET ULTRASHORT INCOME FUND
                        PIONEER SHORT TERM INCOME FUND
                         PIONEER STRATEGIC INCOME FUND
                              PIONEER VALUE FUND
        PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                          PIONEER BOND VCT PORTFOLIO
                   PIONEER FUNDAMENTAL VALUE VCT PORTFOLIO
                    PIONEER EMERGING MARKETS VCT PORTFOLIO
                      PIONEER EQUITY INCOME VCT PORTFOLIO
                          PIONEER FUND VCT PORTFOLIO
                  PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                       PIONEER HIGH YIELD VCT PORTFOLIO
               PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
              PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                      PIONEER MID CAP VALUE VCT PORTFOLIO
                   PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                    PIONEER STRATEGIC INCOME VCT PORTFOLIO


IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.


Each of the open-end management          BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"



By: /s/ Christopher J. Kelley		     /s/ Hugh B. Bolton
    -------------------------            By: ------------------------
Name:  Christopher J. Kelley             Name:  Hugh B. Bolton
Title: Secretary                         Title: Senior Vice President